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                                                                   Exhibit 10.10

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
Expediting & Logistics

                                                                         Nations Express Inc.
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Print Name - Independent Contractor's Name
                                                                         P.O. Box 19247
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Independent Contractor's Address
                                                                         Charlotte, NC 28219
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City                      St             Zip
                                                                         -----------------------------------
                                                                         Signature of Carrier's Authorized
                                                                         Agent or Employee

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Signature of Authorized Representative or Independent Contractor

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(DBA - Name that matches SS# or FID # used below)

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(Social Security Number or Federal I.D. Number

(This number will be used on Federal Form 1099)


Corporation _______ Individual ________ Partnership________
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IRS W-9 Certification: under penalties of perjury, I certify that the number shown on this form is my correct tax payer identification number and I am not subject to backup withholding according to the Internal Revenue Service (IRS).

MOTOR VEHICLE AND HAULING AGREEMENT BETWEEN INDEPENDENT CONTRACTOR AND NATIONS EXPRESS INC. ("Agreement") (where applicable within this Agreement, the singular shall be deemed to include the plural, and visa versa and the neuter gender shall be deemed to include the masculine or feminine).

NATIONS EXPRESS INC. ("CARRIER") (ICC IDENTIFICATION # MC 335260 and ___________________________________________ ("INDEPENDENT CONTRACTOR") are
parties to a written MOTOR VEHICLE AND HAULING AGREEMENT BETWEEN INDEPENDENT CONTRACTOR AND CARRIER (the "agreement") whereby INDEPENDENT CONTRACTOR has contracted to CARRIER the equipment owned by INDEPENDENT CONTRACTOR, and INDEPENDENT CONTRACTOR is providing CARRIER as operator or operators of the Equipment for the purposes of loading, transporting and unloading freight. The commodities transported under the Agreement are restricted to general commodities (except Class A and B explosives, household goods, and hazardous waste (excluding hazardous waste not subject to any type of governmental regulations), between points in the United States.

1. EQUIPMENT: INDEPENDENT CONTRACTOR represents to CARRIER that it holds full legal title to the equipment (Identification of Equipment) identified in Paragraph (2), and further warrants and represents that the Equipment covered by this Agreement is complete with all accessories required by law and for safe operation of the Equipment and that the Equipment is in good, safe and efficient operating condition as required by government authorities and shall be so maintained at INDEPENDENT CONTRACTOR'S expense throughout the duration of this Agreement. The choice of location and persons to perform any necessary repairs or maintenance is exclusively vested with INDEPENDENT CONTRACTOR, ALL POWER EQUIPMENT WHICH IS THE SUBJECT OF THIS AGREEMENT IS TO BE SUPPLIED WITH U.S. DOT QUALIFIED OPERATORS.

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2.       IDENTIFICATION OF EQUIPMENT:                             UNIT NUMBER _______________________________
                                                                  (TO BE ASSIGNED BY CARRIER UPON APPROVAL
                                                                                BY THE GENERAL OFFICE)
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VEHICLE
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
Make                                     Model                                             Year
               -------------------------                  --------------------------------          ----------

Serial No.                               License Number                                    Year
               -------------------------                  --------------------------------          ----------

Empty Wt.                                No. of Axles                   Sleeper        Yes                 No
               -------------------------                  -------------                   ---------           --------
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
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STRAIGHT TRUCK
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
Load Capacity ____________________ lbs.

Cargo Box - Length ____________ Feet        Height _________ Inches             Width ___________ Inches

Rear Door Type:    Rollup _______________   Swinging Doors  ___________         Air Ride Suspension:  Yes_____ No_____

Rear Door Height ________ Inches            Rear Door Width ______________ Inches

Dock Height ____________ Inches             Lift Gate:  Yes ________   No ________

Securement Devices___________________________________________________________________________________________
                      (Pullet Puller)       (Straps)                        (Other)

CARGO VAN
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
Load Capacity ____________________ lbs.

Rear Door Height ____________ Feet          Rear Door Width ___________ Inches

Floor Length _______________ Inches         Side Doors: Yes_____ No ______

Floor Width _______________ Inches          Height _________ Inches Width _________ Inches

Securement Devices _______________________________________________________________________
                      (Pullet Puller)       (Straps)                        (Other)


RECEIPT OF EQUIPMENT: CARRIER hereby acknowledges receipt of the Equipment described above, which is the Equipment described in the Agreement.

Date _____________________________________  By ___________________________________________________
(TO BE ENTERED BY CARRIER'S AUTHORIZED AGENT OR EMPLOYEE UPON ARRIVAL BY THE GENERAL OFFICE)

3. DURATION OF AGREEMENT: This Agreement shall be effective as of this date entered above and shall remain in effect until terminated in accordance with the provisions of this Agreement. The breach by either party of any provisions of this Agreement shall immediately terminate all provisions of this Agreement, except those provisions relating to indemnification of CARRIER by INDEPENDENT CONTRACTOR including those contained in Paragraphs 10, 15, 18 and 19, which indemnification provisions shall be effective at all times. Either party, by giving to the other party twenty-four (24) hours written notice of termination, may terminate this Agreement at any time.

4. EXCLUSIVE POSSESSION AND RESPONSIBILITIES: The parties recognize that it is a requirement of federal law that the CARRIER shall assume complete responsibility for the operation of the Equipment for the duration of the Agreement. Accordingly, CARRIER shall be considered as the owner of the Equipment for the purpose of subcontracting to other authorized carriers, and there may be no subcontracting to any other carrier unless authorized in writing by CARRIER in advance. CARRIER has no right to and will not control the manner nor prescribe the method of doing that portion of the operation which is contracted for in this Agreement by INDEPENDENT CONTRACTOR, except such control as can reasonably be construed to be required by all lawful regulations. INDEPENDENT CONTRACTOR, reserves the right to accept or reject any freight tendered for transportation. Pursuant to 49 C.F.R. & 1057.12(c)(4), this paragraph shall not be used in any attempt to classify INDEPENDENT CONTRACTOR as an employee of CARRIER.

5.   INDEPENDENT CONTRACTOR'S SHARE OF REVENUE:

     (A) LINE HAUL REVENUE: Unless otherwise agreed, in writing on a particular haul, an amount equal to 62% of the line haul revenue shown on the freight bills, or amended bills, to the shippers, consignees, or other carrier s for the commodities hauled by the INDEPENDENT CONTRACTOR.

     (B) ACCESSORIAL CHARGES REVENUE: Unless otherwise agreed in writing on a particular haul, an amount equal to ______% of the accessorial charges billed to shippers or consignees for the commodities hauled by the INDEPENDENT CONTRACTOR except that INDEPENDENT CONTRACTOR shall not be paid any part of permit charges, special loading and unloading equipment expenses, sufferance warehouse charges, and excess value insurance costs, provided, however, that CARRIER'S obligation to pay the percentage of any detention accessorial charge is conditioned on
          (1) CARRIER receiving from INDEPENDENT CONTRACTOR a delivery receipt - detention report signed by the shipper or consignee: and (2) DOT required logs corresponding with the delivery receipt-detention report.

     (C) PROPORTIONATE HAULING REVENUE: For commodities that are not hauled by the same contractor from the origin to the destination points specified on the bill of lading of other shipping documents, the delivering contractor will receive a

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          pro-rate share of INDEPENDENT CONTRACTOR'S revenue applicable to the haul based on the direct miles from the point of that INDEPENDENT CONTRACTOR'S pick-up to destination, as compared to the direct miles from origin to point of pick-up to destination.

     (D) REVENUE DEDUCTIONS: The revenue payable to the INDEPENDENT CONTRACTOR under Subparagraphs (A) through (C) above, shall be reduced by any and all expenses CARRIER has borne that, under this Agreement, INDEPENDENT CONTRACTOR is obligated to bear, including, but not limited to, the following: (1) the amount of any cartage or local pick-up or delivery charges or expenses incurred by CARRIER on the movement; (2) the amount of any revenue paid by CARRIER to other contractor for the movement under Subparagraph (C) of this paragraph; (3) the amount of any access value charges; and (4) the stated percentage under Subparagraph (A) above of any brokerage fees or commissioned agent charges for the haul.

6. ESCROW: INDEPENDENT CONTRACTOR and CARRIER shall establish an escrow fund. The total amount of such escrow fund shall in the amount of $____________ per unit and shall be paid by INDEPENDENT CONTRACTOR at the rate of not more than $______________ per pay period. Such escrow fund shall be returned to INDEPENDENT CONTRACTOR only upon termination of this Agreement and the balance due shall be refunded no later than 45 days after such termination. The escrow fund may at any time be applied by CARRIER to the satisfaction of any claims or debts arising out of the operation and pursuant to the terms of this Agreement including, but not limited to, advances made to any employees of INDEPENDENT CONTRACTOR, cargo delay, liability or property damage claims, insurance premiums, identification devices and cash values of permits not returned to CARRIER. CARRIER will provide an accounting to INDEPENDENT CONTRACTOR of any transaction involving the escrow fund, which accounting shall be shown on the settlement sheet produced at the time the transaction was made. INDEPENDENT CONTRACTOR may at any time request and receive an accounting for transactions involving the escrow fund.

7. PRE-TRIP SETTLEMENT / ATTORNEY IN FACT, INDEPENDENT CONTRACTOR specifically appoints and authorizes CARRIER as its attorney-in-fact to pay, at CARRIER's sole discretion, pre-trip settlement to INDEPENDENT CONTRACTOR's drivers for operating expenses on behalf of INDEPENDENT CONTRACTOR. CARRIER shall not be liable for any pre-trip settlement made to INDEPENDENT CONTRACTOR'S drivers and such pre-trip settlements shall be deducted from INDEPENDENT CONTRACTOR's revenue hereunder.

8. IDENTIFICATION DEVICES: All identification of CARRIER required by law or regulation relating to identification shall be secured in the name of CARRIER and shall be displayed on the Equipment in accordance with all applicable regulations during the period this Agreement remains in effect. All identification devices and documents are the sole property of CARRIER. Any such identification shall be removed from said Equipment by INDEPENDENT CONTRACTOR and returned to CARRIER by first class mail addressed to CARRIER's address or in person immediately upon termination of this Agreement. All identification cost shall be borne by INDEPENDENT CONTRACTOR. INDEPENDENT CONTRACTOR shall also be responsible to CARRIER for any loss of character suffered by CARRIER for failure to return such identification.

9. RECEIPT FOR EQUIPMENT: Upon taking possession of the Equipment, CARRIER shall furnish to INDEPENDENT CONTRACTOR a copy of this haulage agreement, which shall be the receipt specified in 49 C.F.R. S 1057.11(b), and the certification statement specified in 49 C.F.R. S 1057.11(c).

10. COST OF OPERATION: Except as specifically provided herein INDEPENDENT CONTRACTOR shall furnish, provide and pay all costs of operations which shall include, but not be limited to, the items listed in subparagraph (a) through (k) of this paragraph and if CARRIER is called upon to pay any of these costs, such payment shall be considered a pre-trip settlement to INDEPENDENT CONTRACTOR (and a cost of operation) and CARRIER is entitled to reimbursement.

     (a) All motor fuel, oil, tires and all equipment, accessories, or devices used in connection of the equipment;

     (b)  All maintenance costs including repairs;

     (c) All taxes and assessments, premiums and other payments due by reason of the payment by INDEPENDENT CONTRACTOR of wages or other earnings to its employees;

     (d) Base plates, including apportioned or prorated base plates, fuel permits and all other permits required to operate the Equipment or any of it legally (except overdimension/overweight permits), empty miles, detention, accessorial charges, licenses, and all other tax payments required of or on the Equipment or on the use or operation thereof, including all reports required of INDEPENDENT CONTRACTOR connected therewith, and all ferry, bridge and highway tolls;

     (e) All fines and penalties resulting from acts or omissions of INDEPENDENT CONTRACTOR and any monies paid by CARRIER in the form of penalties to a government or regulatory body because of some act or omission on the part of INDEPENDENT CONTRACTOR.

     (f) Comprehensive insurance coverage for collision, fire and theft and any other type of insurance not specially addressed herein, if INDEPENDENT CONTRACTOR desires such coverage;

     (g) Federal Highway Use Tax on the Equipment, Federal, State and City Income Taxes and any Self-Employment Taxes;

     (h) All sales, use, excise and other taxes due to ownership or operation of Equipment in the jurisdiction imposing such taxes;

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     (i)  All other expenses incurred in the operation of the Equipment, including, but not limited to, empty mileage, expenses incurred to transfer load and/or secure additional equipment to complete delivery in case of breakdown or delay;

     (j) In the event that the duration of this Agreement is less than six months, INDEPENDENT CONTRACTOR shall reimburse CARRIER for the cost of decals, logos and all pre-qualification drug and alcohol test required by law;

     (k) Notwithstanding the above, CARRIER shall be responsible for and pay fuel and mileage type taxes, which obligation shall not include retail sales and use or federal excise type taxes.

11. LOADING AND UNLOADING: Where CARRIER's tariff requires that loading and/or unloading be performed by CARRIER, INDEPENDENT CONTRACTOR shall be responsible for and shall perform such loading and/or unloading at no additional compensation (unless the loading and unloading is the subject of an accessorial charge within the meaning of subparagraph 5 (b) above, in which case the provisions of subparagraph 5 (b) shall apply):

12. Permits: All fuel permits and other permits issued in CARRIER's name shall be returned to CARRIER on termination of this Agreement. CARRIER shall refund INDEPENDENT CONTRACTOR any residual value permits as follows: The amount refunded shall be either (1) the credit allowed by any state allowing such credit or (2) the prorate cost for the balance of the life of the permit where it is either reused by CARRIER or resold to another entity. CARRIER need only use reasonable efforts to reuse or resell any unused portion of returned permits. Where permits can neither be credited or resold, no refund shall be made. INDEPENDENT CONTRACTOR shall be liable to CARRIER for any expense, including reasonable attorney's fees, caused to CARRIER by INDEPENDENT CONTRACTOR's failure to comply with this provision.

13. SETTLEMENTS: CARRIER shall settle with INDEPENDENT CONTRACTOR on the 15th and last day of each month, there will be a 2 week lag in INDEPENDENT CONTRACTOR settlements. All paperwork turned in for trips completed between the 1st and the 15th of the month, will be settled on the last day of the current month, providing paperwork is in the Corporate office by the 20th day of the month. All paperwork turned in for trips completed between the 15th and the end of the month, will be settled on the 15th day of the following month, providing paperwork is in the Corporate office by the 5th day of the month. INDEPENDENT CONTRACTOR must submit a settlement sheet, bill of lading, signed delivery receipt, trip mileage report, and driver daily logs as required by the regulations of the U.S. department of Transportation (DOT) or any state or provincial authority having jurisdiction, and in the case of C.O.D. hauls, delivery of certified check or money order to CARRIER. CARRIER will hold the final settlement due under this Agreement until INDEPENDENT CONTRACTOR delivers to CARRIER the identification devices INDEPENDENT CONTRACTOR is required to return to CARRIER pursuant to Paragraph 8. In the event that the identification devices are lost or stolen, a letter certify their removal, and the satisfaction of any other reasonable requirement made by CARRIER, will satisfy the requirement to return said devices for the purpose of the timing of final settlement.

14. INSPECTION OF FREIGHT DOCUMENTS: CARRIER will furnish INDEPENDENT CONTRACTOR, at or before the time of settlement, a computer-generated document containing the same information as a freight bill, or INDEPENDENT CONTRACTOR may view during business hours a copy of any actual document underlying the computer-generated document. CARRIER may at its discretion delete the names of shippers and consignees shown on any such underlying document to be inspected by INDEPENDENT CONTRACTOR.

15. PRE-TRIP SETTLEMENTS: In any case where INDEPENDENT CONTRACTOR has secured a Pre-trip settlement of any kind from CARRIER, or if there shall be any other amounts due CARRIER from INDEPENDENT CONTRACTOR, or INDEPENDENT CONTRACTOR's agents or employee for any reason whatsoever, or any deductions for any insurance payment authorized by INDEPENDENT CONTRACTOR, CARRIER shall be authorized to deduct the amount of such pre-trip settlements or other amount due CARRIER from any trip settlement, from the escrow fund, or from any monies due or becoming due to INDEPENDENT CONTRACTOR from CARRIER under this Agreement, and if such monies shall be sufficient to cover the sum due CARRIER, then INDEPENDENT CONTRACTOR will on demand pay to CARRIER all sums remaining due CARRIER. INDEPENDENT CONTRACTOR, its agents or employees shall not charge any purchases to CARRIER and if, in violation of this paragraph, INDEPENDENT CONTRACTOR, or its employees or agent shall charge any purchase to CARRIER and if CARRIER shall be called upon to pay the parties acknowledge that in addition to any other remedy available to CARRIER under this Agreement, such sums paid by CARRIER be treated as pre-trip settlements made to INDEPENDENT CONTRACTOR and shall be recoverable under the terms hereof. CARRIER shall furnish INDEPENDENT CONTRACTOR a written explanation and itemization of all such deductions.

16. CHARGE BACKS: CARRIER shall charge back to INDEPENDENT CONTRACTOR at time of payment or settlement, any expenses CARRIER has borne that, under this Agreement, INDEPENDENT CONTRACTOR is obligated to bear. Such expenses shall be deducted from the amount of INDEPENDENT CONTRACTOR's compensation and shall include but not limited to, those expenses set forth in this Agreement as well as all comcheck (or similar service) pre-trip settlements, all pre-trip settlements deposited electronically on a debit card (Nations Express Card) and all pre-trip settlements given after a shipment has been rendered by CARRIER and accepted by INDEPENDENT CONTRACTOR, C.O.D., and freight collect remittance due CARRIER. CARRIER's expense in obtaining and administering any insurance coverage on behalf of INDEPENDENT CONTRACTOR, required under subparagraph 8 (a) hereunder, cargo claims, public liability damage (laden or unladen), property damage, delay claims, communication system costs, trailer utilization fees, overweight service fees, advances, overpayments in prior payments or settlements, towing charges, insurance deductibles, reasonable attorney's fees incurred in reducing potential liabilities arising out of, or in connection with INDEPENDENT CONTRACTOR's actions or failure to act under the terms of the Agreement, and all state tax licenses, plates, permits, and stamps. CARRIER shall provide INDEPENDENT CONTRACTOR with a written explanation and itemization of any charge back deduction taken from compensation, money owed INDEPENDENT CONTRACTOR or money held in escrow before such a deduction is made. If INDEPENDENT CONTRACTOR has entered into agreements with CARRIER other than this Agreement, then INDEPENDENT CONTRACTOR understands and acknowledges that CARRIER may charge back to INDEPENDENT CONTRACTOR under this Agreement at the time of payment or settlement, any expense CARRIER has borne

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     under such agreement that INDEPENDENT CONTRACTOR is obligated to bear, or that is due and owing to CARRIER under such agreement.

17. SELECTION OF INDEPENDENT CONTRACTOR's SUPPLIERS: INDEPENDENT CONTRACTOR is not required to purchase or rent any products, equipment or services from CARRIER as a condition of entering this Agreement.

18. INSURANCE AND CLAIMS: The parties hereto understand that under the regulations of Interstate Commerce Commission, CARRIER is required and agrees to maintain insurance coverage for the public pursuant to Commission Regulations under 49 U.S.C.ss.10927 and that CARRIER's policy will satisfy the ICC requirements. INDEPENDENT CONTRACTOR shall be responsible for 80% (percent) of the general liability and non-trucking (bobtail unladen) insurance cost for each individual piece of Equipment that the INDEPENDENT CONTRACTOR has leased with NATIONS EXPRESS INC., CARRIER's policy maintains no fault where required, uninsured motorist, or underinsured motorist coverage, no additional policy will be required to be purchased. INDEPENDENT CONTRACTOR shall indemnity and hold CARRIER harmless from any and all claims, losses, damages or expenses, including reasonable attorney's fees, sustained if the Equipment or any part of it, or any equipment provided by CARRIER, is not being operated on behalf of CARRIER. In addition to pursuing all rights available under law or equity, CARRIER may withhold payment of any and all sums then and thereunder due INDEPENDENT CONTRACTOR to the extent of such claims, losses, damages or expenses or to a reasonable estimate there of until their final determination, which shall then be deducted to the satisfaction thereof, and if monies due INDEPENDENT CONTRACTOR shall be insufficient, INDEPENDENT CONTRACTOR shall pay on demand all remaining sums due CARRIER.

     (a) INDEPENDENT CONTRACTOR shall procure, carry and maintain public liability and property damage insurance whenever the Equipment is or is not being operated on behalf of CARRIER in a combined single limit of not less than One Million Dollars ($1,000,000.00) for injury to any person or for damages to property in any one occurrence. INDEPENDENT CONTRACTOR's policy shall name CARRIER and affiliates as additional insureds, and shall provide (1) for waiver of underwriter's subrogation rights against each such additional insured, (2) shall apply whenever the Equipment is either under a load, bobtailing or deadheading, and (3) shall be primary with respects to all insureds. INDEPENDENT CONTRACTOR expressly acknowledges that it shall be solely responsible for any loss in excess of the policy limit. To the extent INDEPENDENT CONTRACTOR does not provide CARRIER with a copy of a General Liability Policy including, Non-Trucking Use - Broad Form Unladen Policy satisfying the above criteria. INDEPENDENT CONTRACTOR understands and agrees that in consideration for being covered by CARRIER'S POLICY and/or CARRIER assuming liability for any loss within the applicable self-retention amount, CARRIER shall be authorized to lessen INDEPENDENT CONTRACTOR's line haul revenue in accordance with the provisions of subparagraph 5(a) of this Agreement. If CARRIER provides such coverage to INDEPENDENT CONTRACTOR, INDEPENDENT CONTRACTOR shall receive a Certificate of Insurance evidencing the aforementioned policy, the name of the insurer, the policy number, the effective dates of the policy and the amounts of coverage. CARRIER is, and shall be, the agent/representative of INDEPENDENT CONTRACTOR regarding acquisition and termination or cancellation of the certificate and for deduction of the cost. In the event the premium shall change or vary, as determined by the insurer. CARRIER shall advise INDEPENDENT CONTRACTOR of such change in premium and deduction in writing and INDEPENDENT CONTRACTOR'S failure to object in writing or terminate the coverage provided shall constitute and express consent and authorization to CARRIER to deduct and charge the INDEPENDENT CONTRACTOR back for such revised amount, INDEPENDENT CONTRACTOR may cancel the Certificate of Insurance at any time as INDEPENDENT CONTRACTOR elects by written notice to CARRIER, provided, however, that such cancellation does not affect INDEPENDENT CONTRACTOR'S obligations and undertaking in this Agreement with CARRIER. INDEPENDENT CONTRACTOR understands that the Policy referred to in this paragraph would not apply to injury or damage to INDEPENDENT CONTRACTOR, its agents or employees, nor to collision or comprehensive coverage to the Equipment and it is further understood that if INDEPENDENT CONTRACTOR desires or is required to have such coverage it shall have the duty to obtain it and pay for it.

     (b) If INDEPENDENT CONTRACTOR elects to purchase physical damage coverage on the Equipment through CARRIER, paragraph 16 of this Agreement shall apply to such election. CARRIER shall not be liable for any loss of or damage to the Equipment and INDEPENDENT CONTRACTOR waives all claims it may have in the future against CARRIER for loss or damage to any or all of the Equipment. If INDEPENDENT CONTRACTOR elects to purchase the insurance coverage referred to in this subparagraph. CARRIER (1) will furnish INDEPENDENT CONTRACTOR a copy of the policy upon request and
          (2) will arrange for a certificate or insurance to be furnished INDEPENDENT CONTRACTOR said certificate to show the name of the insurer, the policy number, the effective dates of the policy, the amounts and types of coverage, the cost to INDEPENDENT CONTRACTOR for each type or coverage and the deductible amount for which INDEPENDENT CONTRACTOR may be liable. If INDEPENDENT CONTRACTOR has requested CARRIER to obtain on INDEPENDENT CONTRACTOR's behalf and at its expense physical damage coverage on the Equipment, the terms and conditions and the amounts of premiums payable therefor shall be set forth in the application for PHYSICAL DAMAGE INSURANCE. It shall be INDEPENDENT CONTRACTOR's sole responsibility to review and confirm the terms of the policy, raise any questions or objections thereto and CARRIER shall have no obligation to provide any specific policy or terms and conditions.

     (c) INDEPENDENT CONTRACTOR shall be responsible for any public liability claim or property damage claim, including any legal or other expenses related thereto, that arises out of INDEPENDENT CONTRACTOR's or its agents or employees operation or use of the Equipment. INDEPENDENT CONTRACTOR's responsibility for such claims shall be limited to a maximum of One Thousand Dollars ($1,000.00) per each type of claim. INDEPENDENT CONTRACTOR may be relieved of such responsibility if, at CARRIER's sole discretion, CARRIER determines that the claim is non-chargeable.

     (d) INDEPENDENT CONTRACTOR shall be responsible for any claims resulting from cargo shortages, cargo damage, or delays in transporting shipments due to its fault, provided, however that INDEPENDENT CONTRACTOR's liability shall be limited as specified. INDEPENDENT CONTRACTOR will be charged a maximum of One Thousand Dollars $1,000.00) per shipment for loss, damage or delay to cargo for negligence as determined by CARRIER. CARRIER will provide INDEPENDENT CONTRACTOR with a written explanation and itemization of any; intended deduction for cargo loss or damage or delays in transportation made from money owed to INDEPENDENT CONTRACTOR before deduction is made.

     (e) INDEPENDENT CONTRACTOR is responsible for all cost of cleaning up any accident or spills involving the Equipment of the INDEPENDENT CONTRACTOR haulage.

19. HOLD HARMLESS: INDEPENDENT CONTRACTOR agrees to defend, indemnify and hold harmless CARRIER from any direct, indirect and consequential loss, damage, fine, expense, including reasonable attorney's fees, action, claim for injury to persons, including death, and damage to property which CARRIER may incur arising out of or in connection with INDEPENDENT CONTRACTOR's obligations and/or haulage under this Agreement, excluding any loss resulting solely from the negligent act or omission of CARRIER, its officers, agents or employees.

20. WORKER'S COMPENSATION: This Agreement is intended by the parties to create the relationship of CARRIER and INDEPENDENT CONTRACTOR and not that of an employer/employee nor master/servant relationship. As such, neither INDEPENDENT CONTRACTOR nor INDEPENDENT CONTRACTOR's employees or agents are entitled to Worker's Compensation coverage or benefits from CARRIER. Neither INDEPENDENT CONTRACTOR nor its employees, agents or servants, nor any individual providing any services of any kind to INDEPENDENT CONTRACTOR, are to be considered employee of CARRIER at any time, under any circumstance or for any purpose. INDEPENDENT CONTRACTOR shall assume full and complete responsibility for all employees employed by it in the performance of all duties and obligations under this Agreement.

21.  NO UNAUTHORIZED PASSENGERS/NO MORE THAN ONE AUTHORIZED PASSENGER AT A TIME:
     No passenger shall be permitted to travel in the Equipment without prior written authorization from CARRIER. Passenger must be minimum of 18 years of age, and must sign a waiver of liability as provided in the Passenger Authorization Form to be provided by CARRIER. In no event shall more than one authorized passenger be permitted at any time. INDEPENDENT CONTRACTOR's may obtain a annual Passenger Authorization Form for Spouse, all other Passenger Authorization Forms will be reviewed on a individual basis depending on relationship to INDEPENDENT CONTRACTOR or INDEPENDENT CONTRACTOR's employee or agent. CARRIER will require a photo ID (identification) on file for each passenger.

22. REFLECTIVE TAPE MARKINGS: INDEPENDENT CONTRACTOR agrees that all equipment, provide to CARRIER by INDEPENDENT CONTRACTOR shall be properly marked with reflective tap as specified by CARRIER.

23. INSPECTION OF EQUIPMENT: INDEPENDENT CONTRACTOR: shall, submit at its expense, the Equipment for inspection at the time this Agreement is executed. There after as required by regulatory agencies, INDEPENDENT CONTRACTOR will submit the Equipment for inspection no later than every one-hundred-twenty (120) days, at the INDEPENDENT CONTRACTOR's expense. If the initial inspection provided for in this paragraph reveals that the Equipment does not comply with any aspect of applicable government requirements, this Agreement shall not go into effect until the Equipment fully complies with said government requirements at INDEPENDENT CONTRACTOR's expense. If any inspection conducted after this Agreement goes in to effect reveals that any of the Equipment does not comply with any aspect of applicable government requirements, the Equipment must be made to comply with said requirements by INDEPENDENT CONTRACTOR at its expense within a reasonable time as determined by CARRIER.

24. MAINTENANCE RECORDS: INDEPENDENT CONTRACTOR shall, as directed by CARRIER, forward to CARRIER all maintenance records covering the Equipment required by regulations of the Department of Transportation.

25. PROCEDURES FOR SUBCONTRACTING: As noted in paragraph 4, it is a requirement of federal law that CARRIER shall have exclusive possession, control, and use of the Equipment for the duration of the Agreement, and that CARRIER shall assume responsibility for the operation of the Equipment for the duration of this Agreement, it is further noted in Paragraph 4 that CARRIER shall be considered as owner of the Equipment for the purpose of subcontracting to other authorized carriers, and there may be no subcontracting to any other carrier unless authorized in advance. CARRIER recognizes, however, that INDEPENDENT CONTRACTOR may wish from time to time to arrange for the subcontracting of its Equipment and services to other carriers, and in such cases INDEPENDENT CONTRACTOR agrees that the following procedures shall be followed. As a condition precedent to entering into an arrangement with carriers other than CARRIER, INDEPENDENT CONTRACTOR shall: (a) obtain valid carrier information (name, address, [CC/MC number, phone number, contact name of carrier); (b) call CARRIER's main office and provide CARRIER with information about the carrier and about the load; (c) receive and record release number, if trip lease is approved. In the event a carrier is not approved, a release number will not be given and INDEPENDENT CONTRACTOR may not enter into a trip-lease agreement; (d) any payments in advance offered to INDEPENDENT CONTRACTOR by any other carrier must be refused; (e) Present the and Indemnification Form attached hereto to such carriers and that such carriers sign and return the Acknowledgment and Indemnification form to CARRIER prior to transport of any load under the trip-lease. Upon delivery of the load, INDEPENDENT CONTRACTOR shall: (a) obtain a signed proof of deliver; (b) indicate release number on each piece of paper work; and (c) mail all paperwork, including a copy of the signed-off trip-lease agreement, placards, shipping order or bill of lading, delivery receipt and logs to CARRIER, attention of CARRIER Contractor Settlements. In the event that INDEPENDENT CONTRACTOR subcontracts without CARRIER's approval and without CARRIER's authorized release number, in addition to any other right, remedy or claim CARRIER may have against INDEPENDENT CONTRACTOR for INDEPENDENT CONTRACTOR's failure to obtain the required approval and authorization of CARRIER, INDEPENDENT CONTRACTOR shall be charged back the amount of 12% of the revenue.

26. AUTHORIZED USE OF EQUIPMENT: If, during the period of time this agreement is in effect, INDEPENDENT CONTRACTOR, or any employee or agent of INDEPENDENT CONTRACTOR is operating any of the Equipment covered by this Agreement in any manner varying from the regulations or beyond the scope of the operating authority of CARRIER, or is using any of said equipment for its own purposes or for the purposes of persons, firms or corporations other than CARRIER (except pursuant to subcontracts approved in advance by CARRIER as provided herein), or for any other purpose not permitted by this Agreement, then this Agreement and each and every provision hereof, (except those provisions relating to indemnification of CARRIER by INDEPENDENT CONTRACTOR as set forth in this Agreement including paragraphs 10, 15, and 18 of this Agreement, which indemnification provisions shall be effective at all times) shall at CARRIER's option, be deemed terminated as of the time that such unauthorized use occurred, and all obligations and liabilities of CARRIER under this Agreement shall be deemed to have ceased and terminated as of the time that such unauthorized use.

27. DUE DILIGENCE AND COOPERATION WITH CARRIER ON CLAIMS: INDEPENDENT CONTRACTOR warrants that cargo which is loaded on the Equipment shall be delivered to the consignee with reasonable diligence, speed and care as required by shipper or in bills of lading. INDEPENDENT CONTRACTOR shall report all accidents, cargo exceptions or damages of any nature immediately. INDEPENDENT CONTRACTOR shall also provide written reports, affidavits or other assistance as may be deemed necessary to investigate, settle or litigate any accident, claim or potential claim, by or against CARRIER.

28. FEE AND OTHER ADJUSTMENTS: All fees and rates of INDEPENDENT CONTRACTOR'S Share of Revenue herein are subject to adjustment by CARRIER. No less than fifteen (15) days prior to any adjustment INDEPENDENT CONTRACTOR will be notified in writing by CARRIER of the adjustment, the amount of adjustment and the date of adjustment is proposed to take effect. If INDEPENDENT CONTRACTOR does not agree to the fee or rate change, it shall notify CARRIER on or before the proposed effective date of adjustment. Acceptance of a tender after the proposed effective date of the adjustment will indicate understanding and acceptance by INDEPENDENT CONTRACTOR of the new rate amount.

29. C.O.D. SHIPMENTS: In handling C.O.D. or order/notify shipments, INDEPENDENT CONTRACTOR, its agent or employees, will perform as indicated on the shipping order, will call the originating terminal to report the C.O.D. or order/notify shipment, and will accept only a certified check, cashiers check or money order made payable to CARRIER for the shipment and will remit to CARRIER no later than the business day next following the day of delivery the full amount specified on the freight bill, including transportation and C.O.D. charges. In the event that INDEPENDENT CONTRACTOR accepts any other method of payment INDEPENDENT CONTRACTOR shall bear the risk of loss. In the event of nondelivery of such a shipment, INDEPENDENT CONTRACTOR, or its agent or employee will advise CARRIER of such nondelivery no later than the business day next following the day of attempted delivery or collection.

30. INDEPENDENT CONTRACTOR RELATIONSHIPS: In recognition of the INDEPENDENT CONTRACTOR relationship which exists between the parties, it is acknowledged that INDEPENDENT CONTRACTOR has the right to determine the manner and means of performing all haulage hereunder. INDEPENDENT CONTRACTOR has the right to decide what haulage to perform under this Agreement; provided however, that when a load is accepted by INDEPENDENT CONTRACTOR the haulage will be performed in accordance with the terms of shipper and consignee for the transportation of the cargo as well as applicable law as and governmental regulations including the federal Uniform Bills of Lading Act. The parties have so provided in this Agreement and in this paragraph in recognition of the various circumstance that may develop in the haulage performed under this Agreement, and both parties acknowledge that their respective acts and omissions in their performance under this Agreement are only to be construed, received and acted upon by the other in the context of the INDEPENDENT CONTRACTOR relationship provided for herein with each party retaining control of the manner and means to perform respectively its obligations under this Agreement. The terms of this paragraph shall be controlling and govern the interpreting, construing and applying of this Agreement and the performance of the parties hereunder.

31. EQUAL EMPLOYMENT OPPORTUNITY: The services and Equipment specified herein will be furnished by INDEPENDENT CONTRACTOR in full compliance with all applicable federal, state and local laws and regulations pertaining to government contracts and subcontracts, including, without limitation, Executive Order 11246. Where applicable, a separate certificate of compliance with certain laws, regulations and Executive Orders must be executed by INDEPENDENT CONTRACTOR, and said certificate to be supplied by the CARRIER, will also include additional terms and conditions, which, where required by law, regulations or Executive Order, shall be deemed to be incorporated into this Agreement by reference and shall be made an internal and binding part hereof.

32. ENTIRE AGREEMENT: This agreement contains the entire agreement between CARRIER and INDEPENDENT CONTRACTOR and supersedes, cancels and revokes all other contracts between the parties relating to the Equipment. There are no representation or warranties, either oral or written, except those contained in this Agreement. The provisions of this Agreement may be modified only by written agreement executed by the party against whom enforcement of such modification is sought.

33. SEPARABILITY AND SAVINGS: If any sections or parts of sections of this Agreement shall be held to be invalid for any reason whatsoever, the provisions of this Agreement shall be void only as to such section, sections or part or parts of sections, and this agreement shall remain otherwise binding between the parties hereto. Any section, or part or parts or sections voided by operation of the foregoing shall be replaced with provisions which shall be as close as the parties original intent as permitted under applicable law.

34. NON-WAIVER: The failure or refusal of either party to insist upon the strict performance of any provision of this Agreement, or to exercise any right in any one or more instances or circumstance shall be construed as a waiver or relinquishment of such provision or right, nor shall such failure or refusal be deemed a custom or practice contrary to such provision or right.

35. NOTICES: Any notice required or permitted by this Agreement shall be deemed conclusively to have been given when deposited in the United States mail properly addressed with first class postage prepaid. The address of each party shall be first set forth herein, and the address to which notices are to be sent may be changed by providing the other party written notice of change of address. Where INDEPENDENT CONTRACTOR provides notice of change of its address, the change of address will be effective upon CARRIER's sending acknowledgement of the notice.

36. Acceptance of tender of load after the effective date of this Agreement will indicate understanding and acceptance by INDEPENDENT CONTRACTOR of the terms and conditions set forth herein.

37. TERMINATION: The INDEPENDENT CONTRACTOR will, at the time this Contract is terminated, remove all CARRIER identification and property including but not limited to placards, single state registration statement, permits and receipts to the Corporate Office in Charlotte, North Carolina.

     If the INDEPENDENT CONTRACTOR fails to return CARRIER'S property or freight to CARRIER or remove all CARRIER identification from the equipment to CARRIER with fifteen (15) days after termination of this Contract, INDEPENDENT CONTRACTOR will pay CARRIER an initial payment of damages in the amount of One Thousand Dollars ($1,000.00) and CARRIER may pursue all other remedies against INDEPENDENT CONTRACTOR.

     If INDEPENDENT CONTRACTOR fails to perform its obligation under this Contract, CARRIER may, in addition to any other remedy provided by law or under this Contract, complete INDEPENDENT CONTRACTOR's obligations and charge INDEPENDENT CONTRACTOR for any expenses associated with completing INDEPENDENT CONTRACTOR'S obligations.